Going Concern (Tables)	12 Months Ended
Dec. 31, 2022
Disclosure Of Going Concern Text Block Abstract
Schedule of total capital plus net debt
2021
USD

Trade and other payables (Note 24)	15,892,129
Less: Cash and cash equivalents (Note 18)	(632,540)
Net debt	15,259,589
Loans and borrowings (Note 27)	18,526,802

Total Deficit	(26,842,475)
Total capital	(8,315,673)

Capital and net debt	6,943,916

Gearing ratio	220%